UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 17, 2008
CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 851-1473
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On November 17, 2008, CorVel Corporation (the “Company”) entered into an amendment (the “Amendment”) to its Preferred Shares Rights Agreement (the “Rights Agreement”) with Computershare Trust Company, N.A., successor rights agent to U.S. Stock Transfer Corporation, as Rights Agent.
     A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated by reference herein. Capitalized terms used below and not otherwise defined herein have the meanings set forth in the Amendment. The following summary description is qualified by reference to the actual text of the Rights Agreement, as amended by the Amendment.
     The Amendment (i) eliminates various “dead-hand” provisions, which only permitted certain Continuing Directors to redeem the Rights or amend the Rights Agreement, (ii) substitutes Computershare Trust Company, N.A. as the Rights Agent, (iii) extends the term of the Rights from the existing Final Expiration Date of February 10, 2012, to February 10, 2022, (iv) modifies the definition of Acquiring Person and (v) effects certain technical changes to the Rights Agreement. The Amendment was not adopted in response to any specific effort to acquire control of the Company.
Item 3.03. Material Modification to Rights of Security Holders.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On November 17, 2008, the Company filed with the Delaware Secretary of State a Certificate of Designation increasing the number of shares of Series A Junior Participating Preferred Stock to increase the number of designated shares of Series A Junior Participating Preferred Stock from 200,000 shares to 300,000 shares.
     A copy of the Certificate of Designation is attached hereto as Exhibit 3.1 and is incorporated by reference herein. The foregoing summary is qualified by reference to the actual text of the Certificate of Designations.
Item 9.01. Financial Statements and Exhibits.
     (a) Not Applicable.
     (b) Not Applicable.
     (c) Not Applicable.
     (d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation Increasing the Number of Shares of Series A Junior Participating Preferred Stock

3.2	Amended and Restated Certificate of Incorporation-Incorporated herein by reference to Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2007.

4.1	Second Amended and Restated Preferred Shares Rights Agreement, dated as of November 17, 2008, by and between CorVel Corporation and Computershare Trust Company, N.A., including the original Certificate of Designation, the Certificate of Designation Increasing the Number of Shares, the form of Right Certificate (as amended) and the Summary of Rights (as amended) attached thereto as Exhibits A-1, A-2, A-3, B and C, respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)
Dated: November 17, 2008	/s/ DANIEL J. STARCK
Daniel J. Starck
Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation Increasing the Number of Shares of Series A Junior Participating Preferred Stock

3.2	Amended and Restated Certificate of Incorporation-Incorporated herein by reference the Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2007.

4.1	Second Amended and Restated Preferred Shares Rights Agreement, dated as of November 17, 2008, by and between CorVel Corporation and Computershare Trust Company, N.A., including the original Certificate of Designation, the Certificate of Designation Increasing Number of Shares, the form of Right Certificate (as amended) and the Summary of Rights (as amended) attached thereto as Exhibits A-1, A-2, A-3, B and C, respectively.